Synovus			Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)	Nine Months Ended
(Dollars in thousands, except per share data)	September 30,

	2019	2018	% Change

Interest income	$1,544,385	$986,911	56.5%
Interest expense	347,850	136,431	155.0

Net interest income	1,196,535	850,480	40.7
Provision for loan losses	63,250	39,548	59.9

Net interest income after provision for loan losses	1,133,285	810,932	39.8

Non-interest income:
Service charges on deposit accounts	65,805	60,521	8.7
Fiduciary and asset management fees	42,743	40,881	4.6
Card fees	34,334	31,640	8.5
Brokerage revenue	30,502	26,125	16.8
Mortgage banking income	23,313	15,177	53.6
Capital markets income	21,557	3,826	463.4
Income from bank-owned life insurance	15,605	11,720	33.1
Investment securities losses, net	(5,502)	(1,296)	nm
Gain on sale and fair value increase/(decrease) of private equity investments	3,507	(2,659)	nm
Other non-interest income	26,081	26,166	(0.3)

Total non-interest income	257,945	212,101	21.6

Non-interest expense:
Salaries and other personnel expense	424,952	339,924	25.0
Net occupancy and equipment expense	119,262	96,222	23.9
Third-party processing expense	55,403	43,822	26.4
Professional fees	25,379	18,087	40.3
FDIC insurance and other regulatory fees	21,872	19,765	10.7
Advertising expense	16,996	14,046	21.0
Amortization of intangibles	8,702	875	nm
Merger-related expense	57,493	6,684	nm
Earnout liability adjustments	10,457	11,652	(10.3)
Loss on early extinguishment of debt, net	4,592	—	nm
Valuation adjustment to Visa derivative	2,500	2,328	7.4
Other operating expenses	85,239	66,126	28.9

Total non-interest expense	832,847	619,531	34.4

Income before income taxes	558,383	403,502	38.4
Income tax expense	146,287	80,095	82.6

Net income	412,096	323,407	27.4

Less: Preferred stock dividends and redemption charge	14,591	14,848	(1.7)

Net income available to common shareholders	$397,505	$308,559	28.8%

Net income per common share, basic	2.53	2.61	(3.0)%

Net income per common share, diluted	2.51	2.60	(3.5)

Cash dividends declared per common share	0.90	0.75	20.0

Return on average assets*	1.18%	1.37	(19	)bps
Return on average common equity*	12.09	14.65	(256)

Weighted average common shares outstanding, basic	156,819	118,096	32.8%
Weighted average common shares outstanding, diluted	158,595	118,847	33.4

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2019			2018		Third Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'19 vs '18
						% Change

Interest income	$523,415	516,131	504,839	357,394	343,942	52.2%
Interest expense	121,318	118,869	107,664	59,461	52,323	131.9

Net interest income	402,097	397,262	397,175	297,933	291,619	37.9
Provision for loan losses	27,562	12,119	23,569	12,148	14,982	84.0

Net interest income after provision for loan losses	374,535	385,143	373,606	285,785	276,637	35.4

Non-interest income:
Service charges on deposit accounts	22,952	21,994	20,859	20,320	20,582	11.5
Fiduciary and asset management fees	14,686	14,478	13,578	13,805	13,462	9.1
Card fees	12,297	11,161	10,877	10,862	10,608	15.9
Brokerage revenue	11,071	10,052	9,379	9,241	9,041	22.5
Mortgage banking income	10,351	7,907	5,054	3,781	5,290	95.7
Capital markets income	7,396	8,916	5,245	1,977	1,155	540.3
Income from bank-owned life insurance	5,139	5,176	5,290	3,682	3,771	36.3
Investment securities (losses)/gains, net	(3,731)	(1,845)	75	—	—	nm
Gain on sale and fair value increase/(decrease) of private equity investments	1,194	1,455	858	(2,084)	434	nm
Other non-interest income	7,405	10,513	8,163	6,407	7,325	1.1

Total non-interest income	88,760	89,807	79,378	67,991	71,668	23.8

Non-interest expense:
Salaries and other personnel expense	142,516	143,009	139,427	113,496	114,341	24.6
Net occupancy and equipment expense	41,017	39,851	38,394	34,260	32,088	27.8
Third-party processing expense	18,528	19,118	17,758	14,803	14,810	25.1
Professional Fees	9,719	9,312	6,348	8,650	6,298	54.3
FDIC insurance and other regulatory fees	7,242	7,867	6,761	4,728	6,430	12.6
Advertising expense	5,950	5,923	5,123	6,834	3,735	59.3
Amortization of intangibles	2,901	2,410	3,392	292	292	nm
Merger-related expense	353	7,401	49,738	3,381	6,684	nm
Earnout liability adjustments	10,457	—	—	—	11,652	(10.3)
Loss on early extinguishment of debt, net	4,592	—	—	—	—	nm
Valuation adjustment to Visa derivative	2,500	—	—	—	—	nm
Other operating expenses	30,535	29,235	25,469	23,478	23,967	27.4

Total non-interest expense	276,310	264,126	292,410	209,922	220,297	25.4

Income before income taxes	186,985	210,824	160,574	143,854	128,008	46.1
Income tax expense	51,259	54,640	40,388	38,784	18,949	170.5

Net income	135,726	156,184	120,186	105,070	109,059	24.5

Less: Preferred stock dividends and redemption charge	8,291	3,150	3,150	3,151	9,729	(14.8)

Net income available to common shareholders	$127,435	153,034	117,036	101,919	99,330	28.3

Net income per common share, basic	$0.84	0.97	0.73	0.88	0.85	(1.2)%

Net income per common share, diluted	0.83	0.96	0.72	0.87	0.84	(1.6)

Cash dividends declared per common share	0.30	0.30	0.30	0.25	0.25	20.0

Return on average assets *	1.14%	1.34	1.06	1.29	1.36	(22	)bps
Return on average common equity *	11.36	13.90	10.98	14.25	13.95	(259)

Weighted average common shares outstanding, basic	152,238	157,389	160,927	116,303	117,241	29.9%
Weighted average common shares outstanding, diluted	154,043	159,077	162,760	116,986	118,095	30.4

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	September 30, 2019	December 31, 2018	September 30, 2018

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$611,496	$468,426	$436,540
Interest-bearing funds with Federal Reserve Bank	480,913	641,476	515,493
Interest earning deposits with banks	20,086	19,841	34,470
Federal funds sold and securities purchased under resale agreements	69,975	13,821	25,430
Cash and cash equivalents	1,182,470	1,143,564	1,011,933

Investment securities available for sale, at fair value	6,892,162	3,991,632	3,883,574
Mortgage loans held for sale, at fair value	129,415	37,129	37,276

Loans	36,417,826	25,946,573	25,577,116
Allowance for loan losses	(265,013)	(250,555)	(251,450)
Loans, net	36,152,813	25,696,018	25,325,666

Cash surrender value of bank-owned life insurance	771,458	554,134	551,061
Premises and equipment, net	487,053	434,307	431,012
Goodwill	487,865	57,315	57,315
Other intangible assets	58,572	9,875	10,166
Other assets	1,499,374	745,218	767,117
Total assets	$47,661,182	$32,669,192	$32,075,120

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$9,586,148	$7,650,967	$7,628,736
Interest-bearing deposits	27,846,922	19,069,355	18,804,922

Total deposits	37,433,070	26,720,322	26,433,658

Federal funds purchased and securities sold under repurchase agreements	197,419	237,692	191,145
Other short-term borrowings	2,233,593	650,000	478,540
Long-term debt	2,153,600	1,657,157	1,656,909
Other liabilities	774,662	270,419	274,795
Total liabilities	42,792,344	29,535,590	29,035,047

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; 22,000,000 shares issued and outstanding at September 30, 2019, 8,000,000 shares issued and outstanding at December 31, 2018 and September 30, 2018	536,550	195,140	195,138
Common stock - $1.00 par value. Authorized 342,857,143 shares; 166,201,048 issued at September 30, 2019, 143,300,449 issued at December 31, 2018, and 143,093,317 issued at September 30, 2018; 147,594,000 outstanding at September 30, 2019, 115,865,510 outstanding at December 31, 2018, and 116,714,463 outstanding at September 30, 2018	166,201	143,300	143,093
Additional paid-in capital	3,801,158	3,060,561	3,049,233
Treasury stock, at cost – 18,607,048 shares at September 30, 2019, 27,434,939 shares at December 31, 2018, and 26,378,854 shares at September 30, 2018	(680,081)	(1,014,746)	(974,478)
Accumulated other comprehensive income (loss), net	75,933	(94,420)	(143,720)
Retained earnings	969,077	843,767	770,807
Total shareholders’ equity	4,868,838	3,133,602	3,040,073
Total liabilities and shareholders' equity	$47,661,182	$32,669,192	$32,075,120

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2019			2018
	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$6,831,036	6,955,386	6,536,199	4,073,685	4,061,328
Yield	3.14%	3.03	3.06	2.45	2.39
Trading account assets (5)	$5,519	4,853	2,049	7,493	16,646
Yield	4.01%	1.83	1.30	1.90	2.52
Commercial loans (3) (4)	$26,568,194	26,353,973	26,140,672	19,150,252	19,025,830
Yield	5.09%	5.13	5.16	5.13	4.98
Consumer loans (3)	$9,633,603	9,423,427	9,180,679	6,476,026	6,298,643
Yield	5.08%	5.17	5.10	4.85	4.80
Allowance for loan losses	$(258,024)	(259,284)	(252,815)	(251,098)	(251,684)
Loans, net (3)	$35,943,773	35,518,116	35,068,536	25,375,180	25,072,789
Yield	5.13%	5.17	5.17	5.11	4.99
Mortgage loans held for sale	$99,556	70,497	34,913	36,477	49,030
Yield	3.93%	4.27	4.48	4.79	4.71
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$513,160	511,488	679,477	641,832	544,704
Yield	2.08%	2.37	2.45	2.20	1.90
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$254,994	234,949	211,408	162,369	163,568
Yield	3.85%	3.29	4.82	4.31	4.41
Total interest earning assets	$43,648,038	43,295,289	42,532,582	30,297,036	29,908,065
Yield	4.78%	4.79	4.80	4.69	4.58
Interest-Bearing Liabilities
Interest-bearing demand deposits	$6,138,810	6,335,953	6,393,304	4,692,804	4,701,204
Rate	0.69%	0.71	0.68	0.41	0.38
Money Market accounts	$10,138,783	10,024,836	10,244,556	8,050,732	7,936,621
Rate	1.26%	1.23	1.18	0.89	0.72
Savings deposits	$900,366	904,183	901,059	815,588	824,935
Rate	0.05%	0.05	0.06	0.04	0.03
Time deposits under $100,000	$2,100,492	2,245,878	2,238,568	1,242,811	1,205,987
Rate	1.39%	1.39	1.24	1.16	0.99
Time deposits over $100,000	$5,957,691	6,331,665	6,211,067	2,478,649	2,273,582
Rate	1.69%	1.70	1.60	1.67	1.46
Non-maturing brokered deposits	$993,078	766,718	937,629	349,480	358,277
Rate	2.47%	2.46	2.60	2.46	2.10
Brokered time deposits	$2,119,149	1,985,589	1,845,819	1,275,276	1,414,700
Rate	2.27%	2.28	2.13	2.03	1.94
Total interest-bearing deposits	$28,348,369	28,594,822	28,772,002	18,905,340	18,715,306
Rate	1.32%	1.30	1.24	0.96	0.83
Federal funds purchased and securities sold under repurchase agreements	$221,045	300,168	233,076	194,370	230,504
Rate	0.22%	0.20	0.22	0.18	0.25
Other short-term borrowings	$1,307,370	1,090,581	517,456	112,228	146,794
Rate	2.31%	2.59	2.58	2.51	2.12
Long-term debt	$2,286,221	2,114,819	1,983,910	1,657,022	1,656,743
Rate	3.32%	3.53	3.33	3.06	2.87
Total interest-bearing liabilities	$32,163,005	32,100,390	31,506,444	20,868,960	20,749,347
Rate	1.47%	1.48	1.38	1.12	0.99
Non-interest-bearing demand deposits	$9,365,776	9,304,839	9,054,949	8,014,761	7,672,006
Cost of funds	1.16%	1.15	1.07	0.81	0.73
Net interest margin	3.69%	3.69	3.78	3.92	3.89
Taxable equivalent adjustment	$819	811	630	181	136

(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Originated Loans	Total Acquired Loans (1)	Total Loans (1)	Linked Quarter	Total Loans	Year/Year
Loan Type	September 30, 2019	September 30, 2019	September 30, 2019	June 30, 2019	% Change (2)	September 30, 2018	% Change
Commercial, Financial, and Agricultural	$9,855,881	$8,085,060	$1,770,821	$9,717,746	5.6%	$7,281,466	35.4%
Owner-Occupied	6,589,391	5,588,970	1,000,421	6,529,797	3.6	5,221,828	26.2
Total Commercial & Industrial	16,445,272	13,674,030	2,771,242	16,247,543	4.8	12,503,294	31.5

Multi-Family	2,164,629	1,446,034	718,595	2,113,938	9.5	1,330,006	62.8
Hotels	1,267,790	778,882	488,908	1,244,512	7.4	760,885	66.6
Office Buildings	2,157,186	1,420,951	736,235	2,291,617	(23.3)	1,368,608	57.6
Shopping Centers	1,683,848	939,346	744,502	1,677,555	1.5	815,696	106.4
Warehouses	676,202	580,015	96,187	696,692	(11.7)	679,184	(0.4)
Other Investment Property	985,108	893,131	91,977	980,786	1.7	711,311	38.5
Total Investment Properties	8,934,763	6,058,359	2,876,404	9,005,100	(3.1)	5,665,690	57.7

1-4 Family Construction	221,905	168,918	52,987	219,032	5.2	183,044	21.2
1-4 Family Investment Mortgage	516,859	471,206	45,653	528,358	(8.6)	524,152	(1.4)
Total 1-4 Family Properties	738,764	640,124	98,640	747,390	(4.6)	707,196	4.5

Commercial Development	124,213	61,209	63,004	138,840	(41.8)	61,608	101.6
Residential Development	224,662	138,704	85,958	218,850	10.5	91,578	145.3
Land Acquisition	263,631	207,921	55,710	238,267	42.2	186,334	41.5
Land and Development	612,506	407,834	204,672	595,957	11.0	339,520	80.4

Total Commercial Real Estate	10,286,033	7,106,317	3,179,716	10,348,447	(2.4)	6,712,406	53.2

Consumer Mortgages	5,470,730	3,398,720	2,072,010	5,407,762	4.6	2,843,244	92.4
Home Equity Lines	1,675,092	1,616,063	59,029	1,650,745	5.9	1,465,419	14.3
Credit Cards	267,874	267,874	—	258,283	14.7	245,149	9.3
Other Consumer Loans	2,295,486	2,285,319	10,167	2,249,337	8.1	1,831,385	25.3
Total Consumer	9,709,182	7,567,976	2,141,206	9,566,127	5.9	6,385,197	52.1

Unearned Income	(22,661)	(22,661)	—	(23,556)	(15.1)	(23,781)	(4.7)

Total	$36,417,826	$28,325,662	$8,092,164	$36,138,561	3.1%	$25,577,116	42.4%

(1) On 1/1/19 $9.29 B of loans (at fair value) were acquired from FCB. The amounts presented in these columns are net of paydowns and payoffs since acquisition date.
(2) Percentage change is annualized.

NON-PERFORMING LOANS COMPOSITION (1)
(Unaudited)
(Dollars in thousands)	Total Non-performing Loans	Total Originated Non-performing Loans	Total Acquired Non-performing Loans (2)	Total Non-performing Loans (3)	Linked Quarter	Total Non-performing Loans	Year/Year

Loan Type	September 30, 2019	September 30, 2019	September 30, 2019	June 30, 2019	% Change	September 30, 2018	% Change
Commercial, Financial, and Agricultural	$73,672	$64,912	$8,760	$72,934	1.0%	$69,010	6.8%
Owner-Occupied	9,222	9,222	—	13,465	(31.5)	5,708	61.6
Total Commercial & Industrial	82,894	74,134	8,760	86,399	(4.1)	74,718	10.9

Multi-Family	—	—	—	—	-	234	nm
Hotels	—	—	—	—	-	—	-
Office Buildings	290	238	52	300	(3.3)	166	74.7
Shopping Centers	140	140	—	671	(79.1)	89	57.3
Warehouses	—	—	—	—	-	—	-
Other Investment Property	—	—	—	7	nm	1,666	nm
Total Investment Properties	430	378	52	978	(56.0)	2,155	(80.0)

1-4 Family Construction	698	698	—	208	235.6	—	nm
1-4 Family Investment Mortgage	1,520	1,520	—	1,637	(7.1)	3,139	(51.6)
Total 1-4 Family Properties	2,218	2,218	—	1,845	20.2	3,139	(29.3)

Commercial Development	87	87	—	—	-	42	107.1
Residential Development	1,526	1,526	—	1,253	21.8	3,184	(52.1)
Land Acquisition	1,419	1,419	—	1,482	(4.3)	1,603	(11.5)
Land and Development	3,032	3,032	—	2,735	10.9	4,829	(37.2)

Total Commercial Real Estate	5,680	5,628	52	5,558	2.2	10,123	(43.9)

Consumer Mortgages	10,015	10,015	—	13,628	(26.5)	5,313	88.5
Home Equity Lines	12,590	12,590	—	13,830	(9.0)	14,498	(13.2)
Other Consumer Loans	4,736	4,736	—	4,668	1.5	3,773	25.5
Total Consumer	27,341	27,341	—	32,126	(14.9)	23,584	15.9

Total	$115,915	$107,103	$8,812	$124,083	(6.6)%	$108,425	6.9%

(1) For purposes of this table, 2019 non-performing loans exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.
(2) Represents loans acquired from FCB and designated as non-accrual, net of payments and dispositions since acquisition date
(3) June 30, 2019 total non-performing loans included $7.0 million of acquired non-performing loans, net of payments and dispositions since acquisition date.

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2019			2018		Third Quarter

	Third	Second	First	Fourth	Third	'19 vs '18
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (1)	$115,915	124,083	143,976	106,733	108,425	6.9%
Other Real Estate and Other Assets	35,400	15,479	11,341	7,726	8,554	313.8%

Non-performing Assets (1)	151,315	139,562	155,317	114,459	116,979	29.4

Allowance for Loan Losses	265,013	257,376	257,036	250,555	251,450	5.4

Net Charge-Offs - Quarter	19,924	11,778	17,088	13,044	15,257
Net Charge-Offs - YTD	48,791	28,867	17,088	50,410	37,366
Net Charge-Offs / Average Loans - Quarter (2)	0.22%	0.13	0.19	0.20	0.24
Net Charge-Offs / Average Loans - YTD (2)	0.18	0.16	0.19	0.20	0.20

Non-performing Loans / Loans (1)	0.32	0.34	0.40	0.41	0.42
Non-performing Assets / Loans, ORE and specific other assets (1)	0.42	0.39	0.44	0.44	0.46
Allowance / Loans	0.73	0.71	0.72	0.97	0.98

Allowance / Non-performing Loans (1)	228.63	207.42	178.53	234.75	231.91
Allowance / Non-performing Loans excluding impaired and acquired loans with no reserve (1)	363.63	282.51	291.62	297.68	288.21

Past Due Loans over 90 days and Still Accruing (1)	$15,660	5,851	4,486	3,798	4,856	222.5
As a Percentage of Loans Outstanding	0.04%	0.02	0.01	0.01	0.02

Total Past Due Loans and Still Accruing (1)	$88,219	80,792	88,135	56,927	78,323	12.6
As a Percentage of Loans Outstanding	0.24%	0.22	0.25	0.22	0.31

Accruing Troubled Debt Restructurings (TDRs)	$130,019	126,369	112,205	115,588	114,740	13.3

(1) For purposes of this table, 2019 non-performing loans exclude acquired loans accounted for under ASC 310-30 that are currently accruing income.
(2) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2019	December 31, 2018	September 30, 2018

Tier 1 Capital	$4,196,628	3,090,416	3,038,768
Total Risk-Based Capital	5,023,138	3,601,376	3,550,686
Common Equity Tier 1 Capital Ratio	8.96%	9.95	9.90
Common Equity Tier 1 Ratio (fully phased-in) (5)	8.95	9.92	9.86
Tier 1 Capital Ratio	10.27	10.61	10.57
Total Risk-Based Capital Ratio	12.30	12.37	12.36
Tier 1 Leverage Ratio	9.02	9.60	9.58
Common Equity as a Percentage of Total Assets (2)	9.09	8.99	8.87
Tangible Common Equity Ratio (3) (5)	8.04	8.81	8.68
Book Value Per Common Share (4)	$29.35	25.36	24.38
Tangible Book Value Per Common Share (3)	25.65	24.78	23.80

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.